Exhibit 10.7
Execution Version

ACCESSION AGREEMENT

Reference is hereby made to that certain Intercreditor Agreement, dated as of December 9, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among (i) Exeter Finance LLC, as servicer, (ii) Citibank, N.A., as intercreditor agent, and (iii) each Other Party that becomes a party thereto pursuant to the terms thereof.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

This is an Accession Agreement and is being entered into pursuant to the Agreement.  Each undersigned Other Party hereby: (i) acknowledges and confirms that it has received a copy of the Agreement, (ii) agrees to be bound by the terms and conditions of the Agreement as if it were an original signatory thereto, (iii) acknowledges that it only has and will only have at any time rights to Remittances in respect of the Receivables that are owned by or pledged at such time to such Other Party pursuant to a Transaction Document under the related Transaction described in (A) below:

A.   Name of Transaction (name of issuing entity):  Exeter Automobile Receivables Trust 2024-2.

B.   Identification of Indenture:  Indenture, dated as of March 10, 2024, among Exeter Automobile Receivables Trust 2024-2, Exeter Holdings Trust 2024-2 and Citibank, N.A., as indenture trustee.

C.   Citibank, N.A., as an Other Party, hereby advises that, for purposes of the Agreement, the following shall apply with respect to such Other Party:

1.	Address of Other Party:

Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention: Citibank Agency & Trust, EART 2024-2

2.	Designation(s) under the Agreement:

Indenture Trustee and Secured Party

D.   Exeter Automobile Receivables Trust 2024-2, as an Other Party, hereby advises that, for purposes of the Agreement, the following shall apply with respect to such Other Party:

1.	Address of Other Party:

Exeter Automobile Receivables Trust 2024-2
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street

Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

With copies to:

Exeter Automobile Receivables Trust 2024-2
c/o Exeter Finance LLC
2101 W. John Carpenter Freeway
Irving, Texas 75063
Attention: Chief Financial Officer

and

Exeter Automobile Receivables Trust 2024-2
c/o Exeter Finance LLC
2101 W. John Carpenter Freeway
Irving, Texas 75063
Attention: Chief Legal Officer

2.	Designation(s) under the Agreement: SPE

3.	Name of related Owner Trustee: Wilmington Trust Company

[Signature pages follow.]

IN WITNESS WHEREOF, the Other Party identified below has executed this Accession Agreement as of the 5th day of April, 2024.

Citibank, N.A., not in its individual capacity but solely as Indenture Trustee

By:	/s/ Jennifer Morris
	Name:	Jennifer Morris
	Title:	Senior Trust Officer

[Accession Agreement]

EXETER AUTOMOBILE RECEIVABLES TRUST 2024-2

By:	Wilmington Trust Company, not in its
individual capacity but solely as Owner Trustee

	By:	/s/ Clarice Wright
Name: Clarice Wright
Title: Vice President

[Accession Agreement]